Fees Summary	Feb. 20, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	0.00
Total Transaction Valuation	43,341,019.00
Total Offset Amount	0.00
Net Fee	$ 0.00